Exhibit 99.2

美国证券交易委员会
  华盛顿哥伦比亚特区，邮编20549

FORM 8-K

经常性报告

遵照《1934年证券交易法》第13条或15（d）条而发布
报告日期（时间发生的最早日期）：2011年11月10日

China Intelligence Information Systems, Inc.
(注册时的正式名称如其章程所示)

内华达	333-131017	98-0509797
(公司或组织所在州或所属管辖地)	(美国证券交易委员会档案号)	(美国国税局雇主身份编号)

中国济南高新区舜华路2000号舜泰广场
11号11层，250101
 (主要经营场所地址)

登记人电话号码，包括区号：86-531-55585742

（原名称或原地址，如果改变自上次报告开始）

勾选适当的方块，如果下面的8-K表格的提交旨在同时满足任何下列申请登记义务的规定（见以下一般性指示A.2）

书面信函根据证券法425规则(17CFR 230.425)

索取材料根据外汇法第14a-12条(17CFR 240.14a-12)

启动前通讯根据交易法第14d-2(b)项（17CFR 240. 14d-2(b)）

启动前通讯根据外汇法规则第13e-4(c)条（17 CFR 240.13e-4(c))

项目4.01  登记人更换注册会计师

2011年11月14日，登记人任命Friedman LLP (“Friedman”)作为其新的独立会计师。在过去的2009和2010两年内，以及2011年9月30日之前的时期内，登记人从未向Friedman就S-K法规第304（a）(2)条款中所述事项，以及有关登记人的财务报告、任何可报告的事项以及任何类型的审计意见书寻求咨询。

       2011年11月10日，经双方一致同意，登记人终止对前任独立会计师Marcum Bernstein & Pinchuk LLP (“Marcum”)的任命。独立会计师的更换得到了审计委员会和董事会的批准。

Marcum没有审计登记人的任何财务报表，因此也未对登记人的财务报表出具任何报告。鉴于此，Marcum从未出具过包含任何负面意见或是拒绝发表意见的报告，而且也没有因为任何不确定性、审计范围或会计政策的原因出具保留意见的报告或是对出具的报告进行修改。另外，Marcum也从未出具过任何关于登记人持续经营能力不确定性的报告。

在过去的2009和2010两个财政年度内，以及2011年11月10日（终止聘用Marcum之日）之前的时期内，公司没有在以下任何一方面与Marcum产生分歧：会计原则或实务，财务报表的披露、审计范围或程序。如果分歧的解决不能令Marcum满意，它会在其报告中指出分歧所在。

登记人请求Marcum提供一份给证券交易委员会的信，声明Marcum是否同意本8-K表的内容。Marcum信件的副本请见本8K表的附件16.1.

项目4.02  之前出具的财务报表不再可信

登记人在2009年和2010年过去两年的年报中、2009年和2010年两年间的季报中以及2011年第一季度的季报中发现了下面两个问题 （2009年，2010年以及2011年第一季度合并称为“以前的会计期间”），并确认有一项错误发生。公司正在评估这个错误对财务报表的影响。这两个问题只涉及到非现金调整。它们分别是：

 对2010年公司投资山东银泉投资控股有限公司（“银泉控股”）的会计处理，应将其作为一个可变利益实体对待。银泉控股在以前的会计期间内的经营活动有限。

 对于在2010年已经赎回并取消的可转债和认股权证，需重新估值并分析新结果对财务报表的影响。

登记人授权的人员就上述两个事项与Marcum讨论之后认为，登记人以前的会计期间内的财务报表不再可信。特别是，登记人认为，鉴于应将银泉控股作为可变利益实体进行会计处理， 2010年第三季度的季报和2010年的年报将不再可信；另外，由于要对可转债和认股权证重新估值，2009年和2010年的年报将不再可信。

项目8.01     事件其他

2011年11月17日，登记人发布了任命Friedman作为其新任独立注册会计师的新闻稿。新闻稿请参考本8-K表的附件99.1。

项目9.01   财务报表和附件

   (d)           附件

附件编号	说明
No. 16.1	Marcum Bernstein & Pinchuk LLP 在2010年11月11日出具的信
No. 99.1	登记人2011年11月17日发布的新闻稿
No. 99.2	8-K表中文翻译版本

签字

        根据1934年证券交易法的要求，登记人授权下面的人员代表其签署本报告。

CHINA INTELLIGENCE INFORMATION SYSTEMS, INC.

	签字人:	/s/ Kunwu Li
日期：2011年11月17日		李坤武，董事长兼CEO